UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 19, 2017

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Bedford Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 324-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, Richard A. Muskus, Jr. was appointed by the Board of Directors of Patriot National Bancorp, Inc. (“Patriot” or the “Company”) as a Director.

In addition to Mr. Muskus’ recent appointment onto the Company’s Board of Directors, he has been President of the Company since January 26, 2017, and also serves as President and Chief Lending Officer of the Company’s wholly-owned subsidiary, Patriot Bank, N.A. (the “Bank”). Prior to becoming President of the Company and the Bank, Mr. Muskus had served as the Bank’s Executive Vice President and Chief Lending Officer since February 2014. He helped significantly expand the size and scope of the Bank’s commercial loan portfolio, introducing new products and initiatives, as well as overseeing the financing objectives of numerous vital community projects such as the Wall Street Theater restoration and the Greenwich Skating Club’s recent expansion. Throughout his Patriot banking career, Mr. Muskus has been responsible for developing new and successful commercial loan underwriting methods and credit standards for the Bank. Mr. Muskus is well known in the Greenwich community and is a highly respected second-generation banker with over 25 years of financial and lending experience. He began his career at State Street Bank in Boston and then expanded into analytical roles with Merrill Lynch and J.P. Morgan Investment Management. Mr. Muskus became SVP of Commercial Lending of The Greenwich Bank & Trust Company in 2000 before serving as President of the bank from 2010 to 2014. He is Director Emeritus and former President of the Board of Directors of the Transportation Association of Greenwich, a nonprofit operating 17 vehicles transporting the elderly and disabled. He serves as President of the Joseph Pilsudski Society of Greenwich and is the Fiduciary and Administrator of the Jane C. Bausman Scholarship Fund, administered by the Greenwich Scholarship Association. Mr. Muskus earned his Bachelor of Science in Accountancy from Bentley University in Waltham, MA.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On July 24, 2017, the Company issued a press release, attached hereto as Exhibit 99.1, regarding the appointment of Mr. Muskus.

The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Patriot National Bancorp, Inc., dated July 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: July 24, 2017	By:	/s/ Richard A. Muskus, Jr.
		Name:	Richard A. Muskus, Jr.
		Title:	President